UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2005

                        Commission File number 000-30654

                            APROPOS TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



             Illinois                                    36-3644751
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

                           One Tower Lane, 28th Floor
                        Oakbrook Terrace, Illinois 60181
          (Address of principal executive offices, including zip code)

                                 (630) 472-9600
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 18, 2005, Apropos Technology, Inc. (the "Company") entered into a continuation of David E. McCrabb, Jr.`s employment agreement ("Employment Agreement") through June 30, 2005. Mr. McCrabb will continue as President and Chief Executive Officer of the Company with an annual salary of $300,000. The Employment Agreement provides for a Target Award Bonus of $200,000 under the Company's 2005 Incentive Bonus Award Program. A copy of the Employment Agreement is attached hereto as Exhibit 99.3 and incorporated herein by reference.

         In conducting its annual salary review process, the Compensation Committee considered fiscal 2004 Company performance and reviewed recommendations submitted by management. On March 22, 2005, the Company confirmed the following annual base salary levels for 2005 for the named executive officers: David E. McCrabb, Jr., CEO and President remains at $300,000; Francis J. Leonard, Chief Financial Officer and Vice President was increased from $197,600 to $207,600; and Dick Cotter, Vice President of Marketing, remains at $190,000. Francis J. Leonard and Dick Cotter receive annual stock options with an exercise price of $3.02, which is equal to the fair market value of the Company's common stock on the date of grant. The stock options were granted under the Company's 2000 Omnibus Incentive Plan. No grant of stock options was made to Mr. McCrabb. Each of the named executive officers is also eligible for a Target Award Bonus under the Company's 2005 Incentive Bonus Award Program. A portion of the bonus is tied to the Company's performance in achieving objectives in revenue and profit growth.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

          4.1              Form of Employee Stock Option under the 2000 Omnibus
                           Incentive Plan.

          4.2              Form of Non-Qualified Stock Option.

         10.1              David E. McCrabb, Jr. Employment Agreement, dated
                           March 18, 2005.

         10.2              Form of Annual Compensation Term Sheet for Francis J.
                           Leonard

         10.3              Form of Annual Compensation Term Sheet for Dick
                           Cotter

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on March 23, 2005.

                                      Apropos Technology, Inc.



                                      /s/ Francis J. Leonard
                                      ------------------------------------------
                                      Francis J. Leonard
                                      Chief Financial Officer and Vice President
                                      (Principal Financial Officer and
                                      Authorized Officer)

                                  EXHIBIT INDEX

         Exhibit No.       Description
         -----------       -----------

          4.1              Form of Employee Stock Option under the 2000 Omnibus
                           Incentive Plan.

          4.2              Form of Non-Qualified Stock Option.

         10.1              David E. McCrabb, Jr. Employment Agreement, dated
                           March 18, 2005.

         10.2              Form of Annual Compensation Term Sheet for Francis J.
                           Leonard.

         10.3              Form of Annual Compensation Term Sheet for Dick
                           Cotter.